SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2004

                         PRODUCTIVITY TECHNOLOGIES COR.
               (Exact Name of Registrant as Specified in Charter)

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
                   Delaware                                      0-24242                                13-3764753
         (State or other jurisdiction                          (Commission                             (IRS Employer
               of incorporation)                              File Number)                          Identification No.)

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                  3100 Copper Avenue, Fenton, Michigan             48430
               (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code:  (810) 714-0200

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On December 23, 2004, Productivity Technologies Corp. (the "Company") entered into a Termination Agreement with Cornell Capital Partners, LP ("Cornell"), whereby that certain Standby Equity Distribution Agreement, dated June 21, 2004, and related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement of even date therewith were terminated.


     Upon execution of the Termination Agreement, the Company entered into a new Standby Equity Distribution Agreement with Cornell on December 23, 2004. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $3.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell will pay the Company 99% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the 5 days immediately following the notice date. Cornell will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $200,000 per weekly advance.


Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description
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Exhibit             Description                                                           Location
------------   -----------------------------------------------------------------        -----------------

Exhibit 99.1   Termination  Agreement  dated as of December 23, 2004 between the
               Company and Cornell Capital Partners, LP                                 Provided herewith


Exhibit 99.2   Standby Equity  Distribution  Agreement  dated as of December 23,
               2004 between the Company and Cornell Capital Partners, LP                Provided herewith


Exhibit 99.3   Registration  Rights  Agreement  dated as of  December  23,  2004
               between the Company and Cornell Capital Partners, LP                     Provided herewith


Exhibit 99.4   Placement  Agent  Agreement  dated as of December 23, 2004 by and among the Company,  Cornell  Capital  Partners,  LP and Newbridge
               Securities Corporation                                                   Provided herewith

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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 27, 2004        PRODUCTIVITY TECHNOLOGIES CORP.


                                  By:     /s/ Samuel N. Seidman
                                     -----------------------------------
                                  Name:   Samuel N. Seidman
                                  Title:  Chairman, Chief Executive Officer
                                                and President